SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                January 21, 2004





                                SUN BANCORP, INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)



       New Jersey                       0-20957                 52-1382541
----------------------------         --------------            -------------
(State or other jurisdiction         (SEC File No.)            (IRS Employer
     of incorporation)                                         Identification
                                                                  Number)


226 Landis Avenue, Vineland, New Jersey                            08360
---------------------------------------                            -----
(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code: (856) 691-7700
                                                    --------------




                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last Report)


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                                SUN BANCORP, INC.

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
-------  ------------------------------------------------------------------

         (c) Exhibits:

                  Exhibit 99 - Press Release dated January 21, 2004
                  ----------

Item 12.  Results of Operations and Financial Condition
--------  ---------------------------------------------

         On January 21, 2004, the Registrant issued a press release to report earnings for the fiscal year ended December 31, 2003. A copy of the press release is furnished with this Form 8-K as Exhibit 99 and incorporated herein by reference.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                               SUN BANCORP, INC.


Date: January 21, 2004                         By: /s/Dan A. Chila
                                                   -----------------------------
                                                    Dan A. Chila
                                                    Executive Vice President and
                                                    Chief Financial Officer